UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 11, 2023

Accelerate Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31822	84-1072256
(Commission File Number)	(IRS Employer Identification No.)

3950 South Country Club Road, Suite 470, Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 365-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AXDX	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 12, 2023, Accelerate Diagnostics, Inc. (the “Company”) entered into the First Amendment to Securities Purchase Agreement (the “SPA Amendment”), with the Jack W. Schuler Living Trust (the “Investor”). The SPA Amendment amends the Securities Purchase Agreement between the Company and the Investor, dated as of June 9, 2023 (the “SPA”). The SPA Amendment, among other things, extends the date by which the Investor is required to backstop an underwritten offering by the Company from December 15, 2023 to February 15, 2024. In addition, the SPA Amendment provides that if the Company elects to conduct a public offering of common stock and other investors purchase at least $10.0 million of shares of common stock by February 15, 2024, the Investor has agreed to purchase $2.0 million shares of common stock at the public offering price in the backstopped offering. The previous backstop commitment of $10.0 million has not changed.

Additionally, on December 11, 2023, the Company entered into the First Amendment to the Note Purchase Agreement (the “NPA Amendment”), with the investors party thereto constituting Majority Investors (as defined in the NPA Amendment). The NPA Amendment amends the Note Purchase Agreement, dated as of June 9, 2023. Pursuant to the NPA Amendment, the date by which the Company is to consummate the transactions contemplated by the SPA was extended from December 15, 2023 to February 15, 2024.

Furthermore, on December 11, 2023, the Company entered into the First Amendment to the Note Exchange Agreement (the “NEA Amendment”), with the investors party thereto constituting Majority Investors (as defined in the NEA Amendment). The NEA Amendment amends the Note Exchange Agreement, dated as of June 9, 2023. Pursuant to the NEA Amendment, the date by which the Company is to consummate the transactions contemplated by the SPA was extended from December 15, 2023 to February 15, 2024.

A copy of each of the SPA Amendment, the NPA Amendment and the NEA Amendment is filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and is incorporated herein by reference, and the foregoing descriptions of the SPA Amendment, the NPA Amendment and the NEA Amendment are qualified in their entirety by reference thereto.

Item 7.01. Regulation FD Disclosure.

The Company is providing an updated corporate presentation to include information regarding the Company’s Accelerate Wave™ system, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

This information contained in this Item 7.01 of this Current Report on Form 8-K and the presentation attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

The Company is providing the following update on the Accelerate Wave™ system:

While we will continue to seek ways to improve the utility of our existing products, the primary focus of our current research and development efforts is our next generation antibiotic susceptibility testing (“AST”) platform, Accelerate Wave, which is being developed with the goal to have lower cost, higher throughput, and the capability to test a broader set of sample types when compared to our Accelerate Pheno® system.

The Accelerate Wave system, currently in development, performs AST directly from positive blood culture (“PBC”) bottles and bacterial isolate colonies (“Isolates”) to report minimum inhibitory concentrations (“MICs”) with a goal of delivering results within 4.5 hours. The fully automated system is based on the principle of digital holographic microscopy, which allows for simultaneous volumetric imaging of a sample suspension at a high spatial resolution, enabling direct observation of phenotypic responses of individual bacterial cells in relatively short time periods versus more traditional AST methods. The Accelerate Wave system uses a time series of holograms to provide microbial quantitation under antimicrobial stress, enabling rapid determination of minimum inhibitory concentration. Additionally, Accelerate Wave holograms provide morphological information at the level of individual cells. For some bug-drug combinations morphology is a leading indicator of future MIC.

A key differentiator of the Accelerate Wave system to current on-market and emerging AST competitors is the system’s ability to process PBC as well as Isolates AST diagnostics results. Our initial launch of menu items will include a PBC assay that can be run on the Accelerate Wave system. This will be followed by development of an Isolate assay. Our ability to process Isolates with the Wave system expands our addressable market today with our Accelerate Pheno system and Accelerate ArcTM Products with PBC samples to include a much larger sample volumes segment of the market, Isolates within the microbiology testing market. Based on our on-market experience with our Accelerate Pheno system, we see significant workflow benefits to microbiology labs by offering consolidated PBC and Isolate susceptibility testing on to a single, rapid, AST diagnostic. Further, recent voice-of-customer interviews highlight the value that Accelerate Wave brings to the global marketplace with a high percentage of interviewed customers expressing interest in evaluating Wave once available. The Accelerate Wave system AST modules will be able to test five-to-ten assays per module and can scale to have 5 modules per system which will address the vast majority of microbiology lab volumes and workflows. Additionally, the cost to produce Accelerate Wave assays will be significantly lower than our standard costing for the Accelerate PhenoTestTM BC Kit which could improve the Company’s margin profile as we seek FDA regulatory clearance for the Accelerate Wave system and assays.

Item 9.01. Financial Statements and Exhibits.

(d)              Exhibits.

Exhibit Number	Description

10.1	First Amendment to Securities Purchase Agreement, dated December 12, 2023, between the Company and the Jack W. Schuler Living Trust.
10.2	First Amendment to Note Purchase Agreement, dated December 11, 2023, between the Company and certain investors named therein.
10.3	First Amendment to Note Exchange Agreement, dated December 11, 2023, between the Company and certain investors named therein.
99.1	Accelerate Diagnostics, Inc., Investor Presentation, dated December 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERATE DIAGNOSTICS, INC.
(Registrant)
Date: December 13, 2023
/s/ David Patience
David Patience
Chief Financial Officer